PAPP FOCUS FUND, INC.
                       Supplement Dated November 25, 2003
                                       To
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                Dated May 1, 2003

         On November 21, 2003, the Board of Directors of Papp Focus Fund, Inc. (the "Fund") unanimously voted to recommend that the stockholders of the Fund authorize a Plan of Liquidation (the "Plan"), whereby all of the Fund's assets would be liquidated and the Fund would subsequently be dissolved. IN LIGHT OF THE BOARD'S DECISION, SHARES OF THE FUND ARE NO LONGER BEING OFFERED.

         If the stockholders approve the Plan, each stockholder of the Fund would receive a distribution in an amount equal to the net asset value per share on or about January 19, 2004. Each stockholder also may receive previously declared and unpaid dividends and distributions with respect to each of the stockholders' shares of the Fund. The liquidation and dissolution of the Fund is subject to the completion of certain conditions, including the approval of the Plan by the Fund's stockholders. Proxy materials describing the Plan will be mailed to stockholders of the Fund in anticipation of a special meeting of stockholders to be held at a later date.

Dated:   November 25, 2003